                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 10, 1998

                          PREMIERE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


        GEORGIA                    0-27778                59-307416
(State of Incorporation)     (Commission File No.)    (I.R.S. Employer
                                                      Identification No.)



                           3399 PEACHTREE ROAD, N.E.
                               THE LENOX BUILDING
                                   SUITE 600
                            ATLANTA, GEORGIA  30326
          (Address of principal executive offices, including zip code)


                                 (404) 262-8400
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
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     On June 10, 1998, Premiere Technologies, Inc. ("Premiere" or the "Company")
issued a press release announcing that the Company anticipated second-quarter and full-year results to be significantly below market expectations. The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The Press Release contains forward-looking statements concerning the Company's operations, economic performance and financial condition, including in particular, the Company's anticipated revenues and earnings per share for the quarter ending June 30, 1998 and for the full year ending December 31, 1998 and amounts of anticipated charges. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements are based on a number of assumptions and estimates which are inherently subject to significant risks and uncertainties, many of which are beyond the control of the Company, and reflect future business decisions which are subject to change. A variety of factors could cause actual results to differ materially from those anticipated in the Company's forward-looking statements, including the following factors: (a) those set forth under the captions "Special Cautionary Notice regarding Forward Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operation--Factors Affecting Future Performance" in the Company's most recent Annual Report on Form 10-K, and (b) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made in the Press Release and incorporated herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

     (c)  Exhibits

          99.1  Press release dated June 10, 1998

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PREMIERE TECHNOLOGIES, INC.
                              (REGISTRANT)


                              /s/ Harvey A. Wagner
                              ------------------------------------------
                              Harvey A. Wagner
                              Executive Vice President Finance and
                              Administration and Chief Financial Officer


Date:  June 10, 1998

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                                 EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release dated June 10, 1997

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